Q4 ‘21 Earnings Presentation March 1, 2022 NYSE: PAR

Forward-Looking Statements. This presentation contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, Section 27A of the Securities Act of 1933, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical in nature, but rather are predictive of our future operations, financial condition, financial results, business strategies and prospects. Forward-looking statements are generally identified by words such as “anticipate,” “believe,” “belief,” “continue,” “could,” “expect,” “estimate,” “intend,” “may,” “opportunity,” “plan,” “should,” “will,” “would,” “will likely result,” and similar expressions. Forward- looking statements are based on management's current expectations and assumptions that are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause our actual results to differ materially from those expressed in or implied by forward-looking statements contained in this presentation on our business, financial condition, and results of operations. Factors that could cause our actual results to differ materially from those expressed in or implied by forward- looking statements contained in this presentation, include the COVID-19 pandemic and the actions taken by governmental authorities, businesses and individuals in response, macroeconomic trends and geopolitical events, (including, presently, the conflict in Ukraine), the competitive marketplace for talent and its impact on employee recruitment and retention, supply shortages and/or disruptions in product manufacturing and distribution channels, and the other factors discussed in our filings with the Securities and Exchange Commission. Industry and Market Data. Market, industry, and other data included in this presentation are from or based on our own internal good faith estimates and research, and on publicly available publications, research, surveys and studies conducted by third parties, which we believe are reliable, but have not independently verified. Similarly, while we believe our internal estimates and research are reliable, we have not independently verified our internal estimates or research. While we are not aware of any misstatements regarding any market, industry, or other data used by us or expressed in this presentation, such information, because it has not been verified or, by its nature - market surveys, estimates, projections or similar data, is inherently subject to uncertainties, and actual results may differ materially from the assumptions and circumstances reflected in this information. Key Performance Indicators and Non-GAAP Financial Measures.(1) We monitor certain operating data and non-GAAP financial measures in the evaluation and management of our business; certain key operating data and non-GAAP financial measures have been provided as we believe these to be useful in facilitating period-to- period comparisons of our business performance. Operating data and non-GAAP financial measures do not reflect and should be viewed independently of our financial performance determined in accordance with GAAP. Operating data and non-GAAP financial measures are not forecasts or indicators of future or expected results and should not have undue reliance placed upon them by investors. Where non-GAAP financial measures are included in this presentation, the most directly comparable GAAP financial measures and a detailed reconciliation between GAAP and non-GAAP financial measures is included in the Appendix to this presentation. Unless otherwise indicated, financial and operating data included in this presentation is as of December 31, 2021. Trademarks. “PAR™,” “Brink POS®,” “Punchh®,” “Data Central®” and “Restaurant Magic®,” are trademarks of PAR Technology Corporation. This presentation may contain trade names and trademarks of other companies. Our reference to such other companies is not intended to imply any endorsement or sponsorship by these companies of PAR Technology Corporation or its products or services. 2 (1) See Appendix for non-GAAP reconciliation and certain definitions.

Q4 Financials • Q4 Revenue Reported-- $81.6 million • 39% Increase from Q4 ‘2020 3 Increase (decrease) in thousands 2021 2020 2021 2020 2021 vs 2020 Revenues, net: Product 32,228 21,791 39.5% 37.2% 47.9% Service 30,594 18,332 37.5% 31.3% 66.9% Contract 18,777 18,393 23.0% 31.4% 2.1% Total revenues net 81,599$ 58,516$ 100.0% 100.0% 39.4% Total gross margin 18,604 7,528 22.8% 12.9% 147.1% Operating expenses SG&A 24,853 14,208 30.5% 24.3% 74.9% R&D 10,005 5,639 12.3% 9.6% 77.4% Amort of identifiable intangible assets 522 486 0.6% 0.8% 7.4% Adj to contingent liability - (1,030) 0.0% -1.8% -100.0% Total operating expenses 35,380 19,303 43.4% 33.0% 83.3% Other income (expense), net (348) 2,058 -0.4% 3.5% -116.9% Interest income (expense), net (5,644) (1,969) -6.9% -3.4% 186.6% Loss before benefit from income taxes (22,768) (11,686) -27.9% -20.0% 94.8% Benefit from (provision for) income taxes (2,871) (1,279) -3.5% -2.2% 124.5% Net loss (25,639)$ (12,965)$ -31.4% -22.2% 97.8% Non-Gaap adjustments 15,844$ (1,295)$ Adjusted net loss (9,795)$ (11,670)$ Adjusted diluted loss per share (0.36)$ (0.54)$ Adjusted weighted average shares 26,878 21,610 Three Months Ended December 31 Percentage of total revenue

Live ARR 4 3 4 3 5 7 7 8 3 8 8 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 ARR (U$D ‘000,000) Total ARR grew 164% YoY from Q4 ’20 (aided by the Punchh Acquisition) • Punchh ARR increased 47% from Q4 last year • Brink POS ARR increased 30% from Q4 last year • Data Central increased 7% from Q4 last year • Contracted ARR now totals $111M+ at end of Q4 2021 (1) ARR includes Data Central® (acquired late 2019 but ARR inclusion started in early 2020 for graph) and Punchh® (acquired in April 2021)

Live ARR(1) 1 4 1 9 3 4 8 8 2018 2019 2020 2021 ARR (1) (U$D ‘000,000) (1) ARR includes Data Central® (acquired December 2019 but ARR inclusion started in early 2020 for graph) and Punchh® (acquired in April 2021). CAGR ~85%

Adjusted Subscription Gross Margin(1) Expanding (1) Subscription Margins were $6.4M in 2018, $10.5M 2019, $15M in 2020, and $53.7M Q4 2021 annualized. (2) PAR’s gross margin of subscription service revenue excluding amortization of acquired and internally developed technology. See Appendix for non-GAAP reconciliation. (3) 2020 Gross Margin impacted due to one-time COVID waiver and Cost of Goods Sold (COGS). Adjusted Subscr ipt ion Gross Margins (1)(2) (%) 4 4% 5 7% 5 3% 7 0% 2018 2019 2020 Q4'21 (3)

Brink POS ARR 7 2 5 2 6 2 8 3 0 3 2 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 ARR (U$D ‘000,000) • Brink POS ARR increased 30% from Q4 2020 • Contracted ARR is $35M at end of Q4 2021 • Consistently low Churn ~ 3% annualized in Q4 2021

Brink POS Site Count 8 11.7 12.1 13.2 14.9 15.8 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Site Count ( locat ions ‘000) • 35% increase of Active Sites from Q4 2020 • Activations in Q4 2021 – 1,075 • Active Sites now total ~ 15,800 • Q4 2021 Bookings # 1,162 stores

Punchh ARR 9 32 36 40 44 47 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 ARR (U$D ‘000,000) • Punchh ARR increased 47% from Q4 2020 • Contracted ARR is $65.8M at end of Q4 2021

Punchh Live Site Count 10 41 46 48 53 56 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Site Count ( locat ions ‘000) • 36% increase of Active Sites from Q4 2020 • 3,200+ stores went live in Q4 2021

Restaurant Segment Product Revenue 11 22 19 24 30 32 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 product revenue (U$D ‘000,000) • Product revenue increased 48% from Q4 ‘20 • Proving Value of Complete Tech Stack • Difficult/Challenging Supply Chain Environment

Appendix

Subscription Gross Profit GAAP to Non-GAAP Reconciliation $M 12 Months Ended Dec-2018 Dec-2019 Dec-2020 Q4 ’21 Annualized Total Restaurant / Retail Revenue $134 $123 $143 $251 Non-Subscription Service Revenue (119) (105) (114) (174) Subscription Service Revenue $15 $18 $28 $77 Total COGS $103 $91 $109 $181 Non-Subscription COGS (91) (78) (89) (139) Less Amortization from Acquired and Internally Developed Technology (3) (4) (6) (19) Non-GAAP Adj. Subscription COGS $8 $8 $13 $23 Non-GAAP Adj. Subscription Gross Margin $6 $10 $15 $54 Note: Unaudited. Numbers may not tie due to rounding. (1) Q4’21 financial information is annualized based on actuals. (1)

Investment Thesis 1. Foodservice market ready for disruption • Large TAM in restaurants with ~1m locations in the US spending 2-3% of total revenue on technology1 • The industry shift to cloud technology has led to an explosion in new technology from Voice AI to marketing technology 2. Meeting market need with Unified Commerce Cloud Platform • Today technology is driving a wedge between restaurants and their guests • Brands are shifting to well integrated vendors and more targeted guest interactions • There is an opportunity to create a platform with unified data source that enables restaurants to have 1:1 relationship with their guests 3. ARR at scale with strong SaaS metrics • Through both organic and inorganic strategies, Live ARR has reached $88.2M with significant opportunity to expand within existing customers and win new business. Contracted ARR is now more than $111M 1) Source: Technomic14

15 Appendix A – Key Performance Metrics • “Annual Recurring Revenue” or “ARR”, is the annualized revenue from Software a s Service (“SaaS”) and related revenue of our software products. We calculate ARR by annualizing the monthly recurring revenue for all active sites as of the last day of each month for the respective reporting period. ARR also includes recurring payment processing services revenue, net of expenses. We charge a per- transaction fee each time a customer payment is processed electronically. • “Contracted ARR” is ARR that also includes signed/booked sites that have yet to be activated. • “Bookings” is a customer purchase order for SaaS; upon PAR’s acceptance the customer is obligated to purchase the SaaS and pay PAR for the services. In specific cases with Punchh, bookings are added at the time of execution of the relevant master services agreement. • “Activations” are calculated as of the end of each month based on the number of SaaS customers that have initiated use of our software products/platforms. Once “activated” PAR begins to invoice/bill the customer. In specific cases with Punchh, invoicing begins before activation takes place. • “Active Sites” represent locations active on PAR’s SaaS software as of the last day of the respective fiscal period. • “Churn” reflects the negative change in site count of PAR customers, for a specific period. • “Subscription Service Revenue” represents revenue from SaaS, related revenue of our software products, and recurring payment processing services revenue net of expenses. • “Adjusted Subscription Gross Margin” PAR’s gross margin of subscription service revenue excluding amortization of acquired and internally developed technology.

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